UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 18, 2019 (September 18, 2019)

Reliability Incorporated

(Exact Name of registrant as specified in its charter)

Texas	0-7092	75-0868913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

53 Forest Ave, 1st Floor, Old Greenwich, CT 06870

(Address, including zip code, of principal executive offices)

(203)-489-9500

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None.	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.): x YES o NO Securities registered pursuant to Section 12(b) of the Act:

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On September 18, 2019 (the “Effective Date”), Reliability Incorporated (the “Company”), and The Maslow Media Group, Inc. (“Maslow”), a Virginia Corporation, Jeffrey E. Eberwein (“Mr. Eberwein”), Naveen Doki (“Mr. Doki”), Silvija Valleru (“Ms. Valleru”), and R-M Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”) entered into a Merger Agreement (the “Merger Agreement”). The Merger Agreement provides for, among other things, a business combination whereby Merger Sub will merge with and into Maslow, with Maslow as the surviving entity (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and Maslow will continue as the surviving corporation and a wholly-owned subsidiary of the Company.

The Company’s principal office is in the same physical office as Mr. Eberwein. Mr. Eberwein is the Chief Executive Officer of Lone Star Value Management, LLC, the investment manager of Lone Star Value Investors, LP which beneficially owns 20.1% of the Company’s issued and outstanding common stock and Lone Star Value Co-Invest I, LP which beneficially owns 40.1% of the Company’s issued and outstanding common stock. Hannah Bible, the Company’s Chief Executive Officer, is an employee of Lone Star Value Management, LLC, and the members of the Board of Directors of the Company are members of Mr. Eberwein’s family, or are employee’s under Mr. Eberwein’s management; thus, the Merger Agreement and Merger were not approved by an independent board of directors, and the Merger Agreement is a transaction with a related party of the Company, Mr. Eberwein.

Both Mr. Doki and Ms. Valleru own a significant amount of the shares of Maslow Common Stock, owning respectively at least 50% and 10% of the shares. Prior to the Effective Time it is expected that Maslow will issue additional shares of Maslow Common Stock and the shareholders of Malow may transfer certain shares of Maslow Common Stock to other parties. Such issuances and transfers will not increase the total amount of shares of Reliability Common Stock that will be issued at the Effective Time.

The closing of the Merger Agreement will occur upon the satisfaction of the terms of the Merger Agreement (the “Closing”). At the Closing, the parties will cause the Merger to be consummated by filing a Statement of Merger with the Secretary of State of Virginia. At the date and time the Statement of Merger is filed with the Secretary of State of Virginia, the Merger will be effective (the “Effective Time”). At the Effective Time, all of the shares of Maslow common stock (the “Maslow Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into a number of shares of common stock, no par value per share, of the Company (the “Reliability Common Stock”) constituting 94% of the total issued and outstanding shares of Reliability Common Stock at such time (the “Merger Consideration”). It is expected that the Merger Consideration will be comprised of approximately 282,000,000 shares of Reliability Common Stock. At the Effective Time, Maslow will become a wholly owned subsidiary of the Company.

The Merger Agreement also contemplates a change in the composition of the Board at the Closing. Pursuant to the terms of the Merger Agreement, at the Closing, Mr. Doki, Ms. Valleru, Shirisha Janumpally, and Mark Speck are expected to serve on the Board, and one current member of the Board will remain. All officers of the Company as of immediately prior to the Closing will also resign and will be replaced by officers as selected by the newly constituted Board.

Following the Closing, the Company may undertake such actions as necessary to re-domesticate the Company or change its name as determined by the Board of Directors of the Company at that time.

Closing Conditions

The Merger is subject to various customary closing conditions, including, but not limited to, (i) approval under Texas law, (ii) the absence of any order, injunction, statute, rule, regulation or decree prohibiting, precluding, restraining, enjoining or making illegal the consummation of the Merger, (iii) the accuracy of the representations and warranties of each party, (iv) performance, in all material respects, of all obligations and compliance with, in all material respects, agreements and covenants to be performed or complied with by each party, and (v) the completion of reasonable due diligence by Maslow.

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In addition, as a condition to the Closing, (i) subject to certain limited exceptions the Company agreed to convert all of the issued and outstanding liabilities and debts of the Company as of immediately prior to the Closing into shares of Reliability Common Stock, and (ii) Maslow agreed to provide to the Company audited financial statements for Maslow and related auditor reports for each of the two most recently ended fiscal years and unaudited statements for any other required interim periods, as well as pay the Company for expenses incurred in pursuit of the consummation of the Merger, subject to certain limitations.

The Merger is expected to occur prior to October 31, 2019. However the Closing of the Merger is subject to the satisfaction of customary conditions found within the Merger Agreement and no guarantee can be made as to the likelihood of the Closing occurring or the time of the Closing of the Merger.

Covenants, Representations, and Warranties

The parties to the Merger Agreement, except for items disclosed within the disclosure schedules provided by Maslow and the Company, have made customary representations, warranties and covenants in the Merger Agreement, including but not limited to, as to Maslow and the Company, (i) authority to enter into the Merger Agreement, (ii) confirmation of financials, (iii) absence of certain adverse events, (iv) disclosure of material contracts, (v) confirmation of title to assets, (vi) lack of legal proceedings and (vii) tax liabilities.

Termination Rights

The Merger Agreement contains certain termination rights for both the Company and Maslow. The Merger Agreement may be terminated:

•	by mutual written consent of Maslow, both Mr. Doki and Ms. Valleru, and the Company;
•	by any of the Company, Maslow, or either Mr. Doki and Ms. Valleru, upon written notice to the other parties, if there is an order, judgment, injunction or decree prohibiting the consummation of the Merger or other transactions contemplated in the Merger Agreement;
•	by any of the Company if Maslow or either Mr. Doki and Ms. Valleru fails to perform any of their respective material obligations under the Merger Agreement, or is in breach of any representation, warranty, covenant or agreement, if such breach not been cured within 5 business days after notice of such breach;
•	by Maslow if the Company, Merger Sub or Mr. Eberwein fails to perform any of their respective material obligations under the Merger Agreement, or is in breach of any representation, warranty, covenant or agreement, if such breach not been cured within 5 business days after notice of such breach;
•	by the Company, in the event that a Material Adverse Effect (as defined in the Merger Agreement) with respect to Maslow has occurred prior to the Closing;
•	by Maslow in the event that a Material Adverse Effect (as defined in the Merger Agreement) with respect to the Company or Merger Sub has occurred prior to the Closing;
•	by either Maslow or the Company if the Closing has not occurred by October 31, 2019, provided, however, that the right to terminate the Merger Agreement as described herein is not available to a party who caused such failure.

If the Merger Agreement is validly terminated by a party as a result of a default by another party, the defaulting party is obligated to pay to the other parties such other parties’ respective reasonable out of pocket costs incurred with respect to the transactions contemplated in the Merger Agreement, up to a maximum amount.

Indemnification

If the Closing occurs, Mr. Eberwein has agreed to indemnify Maslow, Mr. Doki and Ms. Valleru jointly and severally, and their affiliates, against all losses incurred arising out of, among other things, any breach of any representation, warranty, covenant, agreement or obligation of the Company, Merger Sub or Mr. Eberwein contained in the Merger Agreement following the Closing. Mr. Doki and Ms. Valleru, jointly and severally, have also agreed to indemnify the Company, Mr. Eberwein, and each of their affiliates against all losses incurred arising out of such events. 30 days’ notice must be provided to the party against whom such claims are asserted for any indemnification claim.

The foregoing description of the Merger Agreement and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Registration Rights Agreement

Upon the Closing of the Merger, certain holders of Reliability Common Stock will execute a registration rights agreement with the Company allowing them to piggyback on the registration of other shares the Company may endeavor to register under certain circumstances. (“Piggyback Registration Rights Agreement”). If at any time after the Effective Date the Company determines to register for sale for cash on a registration statement under the Securities Act of 1933 any Reliability Common Stock, then the Company must give written notice to those certain holders of Reliability Common Stock (or “Investors”, as defined in the Piggyback Registration Rights Agreement) at least twenty (20) calendar days prior to the filing of such registration statement, and must allow Investors to include their “Registrable Securities” (as defined in the Piggyback Registration Rights Agreement) in the registration.

The Piggyback Registration Rights Agreement will terminate with respect to each Investor on the earlier of (i) the second anniversary of the Effective Date; (ii) the date on which all Registrable Securities held by such Investor are transferred or sold.

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 The foregoing description of the Piggyback Registration Rights Agreement and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Piggyback Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Lock Up Agreement

Upon the Closing of the Merger, each of Mr. Eberwein and any shareholder of Maslow who has more than ten (10%) beneficial ownership of Maslow Common Stock immediately prior the Closing will enter into a lock-up agreement (“Lock Up Agreement”) restricting their transfer and sale of the shares of Reliability Common Stock received at the Effective Time for a period of 12 months thereafter. Both Mr. Doki and Ms. Valleru are expected to beneficially own more than 10% of the Reliability Common Stock; and thus will remain restricted in their ability to generally transfer the shares. The Lock Up Agreement does not restrict, among other types of transfers, transfers of Reliability Common Stock as (i) a bona fide gift, (ii) to any trust, partnership, limited liability company of the holder or the immediate family of the holder, (iii) to any beneficiary of the holder pursuant to a will, or (iv) to the Company by way of a repurchase or redemption.

 The foregoing description of the Lock-Up Agreement and the Company’s obligations therein does not purport to be complete and is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Forward-Looking Statements

The SEC encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this report are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, as amended.  These forward-looking statements reflect, among other things, the Company’s current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include the Company’s ability to complete the Merger and successfully integrate Maslow’s operations and realize the synergies from the Merger, as well as a number of factors related to the Company’s business and that of Maslow, including economic and financial market conditions generally and economic conditions in the Company’s and Maslow’s markets; various risks to preferred stockholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the terms of the Company Preferred Stock; various risks to the price and volatility of the Company’s Preferred Stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the Company Preferred Stock; restrictions contained in the debt agreements that limit the discretion of management in operating the

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business; regulatory changes, including changes to reimbursement policies, development and introduction of new technologies and intense competition in the healthcare industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses significant contracts; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing healthcare providers and the provision of healthcare services; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the healthcare industry; and liability and compliance costs regarding environmental regulations.  A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s filings with the SEC, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond the Company’s ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on the Company’s part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this report. Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the SEC, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Item 9.01.	Financial Statements and Exhibits (d) Exhibits.

Exhibit Number	Description

10.1	Merger Agreement between Reliability Inc. and Maslow Media Group, dated September 18, 2019.

10.2	Lock-Up Agreement

10.3	Registration Rights Agreement

10.4	FIRPTA AFFIDAVIT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2019	RELIABILITY INCORPORATED

	By:	/s/ Hannah Bible
Hannah Bible
President and Chief Executive Officer

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